Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of PPG Industries, Inc. for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael H. McGarry, President and Chief Executive Officer of PPG Industries, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PPG Industries, Inc.

/s/ Michael H. McGarry
Michael H. McGarry
President and Chief Executive Officer
February 18, 2016